Exhibit 10.3
FIRST AMENDMENT TO
SECURITY AGREEMENT

This First Amendment to Security Agreement (this “Amendment”), dated as of November 7, 2006, is made by and between VISKASE COMPANIES, INC., a Delaware corporation (the “Company”), and each of its Domestic Restricted Subsidiaries hereafter party hereto (such Subsidiaries, together with Company, each a “Debtor” and, collectively, the “Debtors”), and LASALLE BANK NATIONAL ASSOCIATION (“LaSalle”), as collateral agent (together with its successor(s) thereto in such capacity, “Collateral Agent”) for the Trustee and Holders, and amends that certain Security Agreement, dated as of June 29, 2004, by the Company in favor of the Collateral Agent (the “Original Security Agreement”). Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Security Agreement.

WHEREAS, the parties hereto desire to amend certain of the terms and provisions of the Original Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.    Amendments to Original Security Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Original Security Agreement as follows:

(a)    Section 4.3 of the Original Security Agreement is hereby amended and restated in its entirety as follows:

“4.3 Location of Inventory and Equipment. Keep such Debtor’s Inventory and Equipment only at the locations identified on Schedule 3.4 and its chief executive offices only at the locations identified on Schedule 3.6(b); provided, however, that such Debtor may amend Schedule 3.4 and Schedule 3.6(b) so long as such amendment occurs by prompt written notice to the Collateral Agent, and so long as, at the time of such written notification, such Debtor provides to the Collateral Agent a Collateral Access Agreement to the extent required under Section 4.20 of the Indenture.”

(b)    Schedule 3.4 of the Original Security Agreement is hereby amended by adding the following location for Inventory and Equipment of the Company:

Viskase del Norte, S.A. de C.V.
Avenida Nexxus 125
Parque Industrial Nexxus XXI
Escobedo, N.L. 66055
Mexico

2.    Miscellaneous.

(a)    Amendment. No amendment, modification, termination or waiver of any provision of this Amendment, or consent to any departure therefrom, shall be effective without the prior written consent of each of the parties.

(b)    Notices. Any notice under this Amendment shall be given in accordance with Section 9 of the Original Security Agreement.

(c)    Successors and Assigns. This Amendment shall be binding upon and for the benefit of the parties hereto and their respective, permitted successors and assigns.

(d)    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or inability, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)    Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(f)    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of law provisions thereof.

(g)    References. On or after the date hereof, each reference in the Original Security Agreement or to this “Agreement” or words of like import, shall unless the context otherwise requires, be deemed to refer to the Original Security Agreement as amended hereby.

(h)    Reaffirmation. The Company hereby expressly reaffirms and assumes (on the same basis as set forth in the Original Security Agreement as amended hereby) all of the Company’s obligations and liabilities to LaSalle, as Collateral Agent as set forth in the Original Security Agreement, as such obligations and liabilities may be increased or amended by this Amendment, and hereby reaffirms and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, guarantees, indemnities and covenants contained in the Original Security Agreement.

(i)     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

VISKASE COMPANIES, INC.
a Delaware corporation

By:	/s/
Title:

LASALLE BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/
Title:

Signature Page to First Amendment to the Security Agreement